Exhibit 99.6

12/99                                                                     Page 1
                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
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RECEIVABLES

Beginning of the Month Principal Receivables:                   $  2,725,549,059.35
Beginning of the Month Finance Charge Receivables:              $    124,951,710.79
Beginning of the Month Discounted Receivables:                  $              0.00
Beginning of the Month Total Receivables:                       $  2,850,500,770.14


Removed Principal Receivables:                                  $              0.00
Removed Finance Charge Receivables:                             $              0.00
Removed Total Receivables:                                      $              0.00


Additional Principal Receivables:                               $              0.00
Additional Finance Charge Receivables:                          $              0.00
Additional Total Receivables:                                   $              0.00


Discounted Receivables Generated this Period:                   $              0.00


End of the Month Principal Receivables:                         $  2,724,412,350.06
End of the Month Finance Charge Receivables:                    $    122,550,039.88
End of the Month Discounted Receivables:                        $              0.00
End of the Month Total Receivables:                             $  2,846,962,389.94


Special Funding Account Balance                                 $              0.00
Aggregate Invested Amount (all Master Trust Series)             $  2,300,000,000.00
End of the Month Transferor Amount                              $    424,412,350.06
End of the Month Transferor Percentage                                       15.58%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                      RECEIVABLES


       30-59 Days Delinquent                                    $     62,265,619.33
       60-89 Days Delinquent                                    $     48,055,312.48
       90+ Days Delinquent                                      $     99,437,243.90
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       Total 30+ Days Delinquent                                $    209,758,175.71
       Delinquent Percentage                                                  7.37%

Defaulted Accounts During the Month                             $     19,590,834.14
Annualized Default Percentage                                                 8.63%

Principal Collections                                                393,590,009.10
Principal Payment Rate                                                       14.44%

Total Payment Rate                                                           15.45%


INVESTED AMOUNTS

       Class A Initial Invested Amount                          $    369,000,000.00
       Class B Initial Invested Amount                          $     38,250,000.00
       Class C Initial Invested Amount                          $     42,750,000.00

INITIAL INVESTED AMOUNT                                         $    450,000,000.00

       Class A Invested Amount                                  $    369,000,000.00
       Class B Invested Amount                                  $     38,250,000.00
       Class C Invested Amount                                  $     42,750,000.00

INVESTED AMOUNT                                                 $    450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                               16.51%
PRINCIPAL ALLOCATION PERCENTAGE                                              16.51%

MONTHLY SERVICING FEE                                           $        562,500.00

INVESTOR DEFAULT AMOUNT                                         $      3,234,525.08


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                  82.00%

       Class A Finance Charge Collections                       $      6,798,257.24
       Other Amounts                                            $              0.00

TOTAL CLASS A AVAILABLE FUNDS                                   $      6,798,257.24
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       Class A Monthly Interest                                 $      2,304,456.25
       Class A Servicing Fee                                    $        461,250.00
       Class A Investor Default Amount                          $      2,652,310.57

TOTAL CLASS A EXCESS SPREAD                                     $      1,380,240.42


REQUIRED AMOUNT                                                 $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                   8.50%

       Class B Finance Charge Collections                       $        704,697.40
       Other Amounts                                            $              0.00

TOTAL CLASS B AVAILABLE FUNDS                                   $        704,697.40

       Class B Monthly Interest                                 $        247,004.69
       Class B Servicing Fee                                    $         47,812.50

TOTAL CLASS B EXCESS SPREAD                                     $        409,880.21
CLASS B INVESTOR DEFAULT AMOUNT                                          274,934.63
CLASS B REQUIRED AMOUNT                                                  274,934.63


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                             $      2,524,286.12


       Excess Spread Applied to Class A Required Amount         $              0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                              $              0.00

       Excess Spread Applied to Class B
       Required Amount                                          $        274,934.63

       Excess Spread Applied to Reductions of                   $              0.00
       Class B Invested Amount

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       Excess Spread Applied to Class C Required Amount         $        608,578.32

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                  $              0.00

       Excess Spread Applied to Monthly Cash                    $         93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                 $              0.00
       Account

       Excess Spread Applied to Spread Account                  $              0.00

       Excess Spread Applied to Reserve Account                 $              0.00

       Excess Spread Applied to other amounts owed              $              0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                 $              0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                     $      1,547,023.17


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                               $      8,014,101.28


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                  $              0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                  $              0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                             $              0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                  $              0.00

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12/99                                                                     Page 5


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       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                    $              0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                  $              0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                    $              0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                              $              0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor             $              0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                  $              0.00


YIELD AND BASE RATE --

       Base Rate (Current Month)                                              8.71%
       Base Rate (Prior Month)                                                7.68%
       Base Rate (Two Months Ago)                                             7.66%

THREE MONTH AVERAGE BASE RATE                                                 8.02%

       Portfolio Yield (Current Month)                                       13.48%
       Portfolio Yield (Prior Month)                                         11.77%
       Portfolio Yield (Two Months Ago)                                      14.61%

THREE MONTH AVERAGE PORTFOLIO YIELD                                          13.29%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                     $     64,983,284.83

REALLOCATED PRINCIPAL COLLECTIONS

                Allocable to Class C Interests                  $              0.00

                Allocable to Class B Certificates               $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER               $              0.00
SERIES

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CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                           $              0.00
       Deficit Controlled Amortization Amount                   $              0.00

CONTROLLED DEPOSIT AMOUNT                                       $              0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                           $              0.00
       Deficit Controlled Accumulation Amount                   $              0.00

CONTROLLED DEPOSIT AMOUNT                                       $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL             $     64,983,284.83
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                     $             0.00

CLASS B INVESTOR CHARGE OFFS                                     $             0.00

CLASS C INVESTOR CHARGE OFFS                                     $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                          $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                          $             0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                          $             0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                           $    13,500,000.00
       Available Cash Collateral Amount                          $    13,500,000.00


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12/99                                                                     Page 7


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TOTAL DRAW AMOUNT                                                $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                                  $             0.00
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                                          First USA Bank, NA
                                          as Servicer



                                          By:  /s/ Tracie H. Klein
                                               -------------------------------
                                               Tracie H. Klein
                                               First Vice President